Prospectus supplement dated March 11, 2022
to the following prospectus(es):
Waddell & Reed Advisors Survivorship Life prospectus dated May 1, 2009
Waddell & Reed Advisors Select Life and Waddell & Reed Advisors Select Life II prospectuses dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The liquidation (the "Liquidation") of the Ivy Variable Insurance Portfolios – Delaware Ivy Government Money Market: Class II (the "Fund") that was communicated in the October 13, 2021 supplement and postponed in the November 3, 2021 supplement will now take place on or about April 27, 2022 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the policy and replace any applicable dates communicated in the October 13, 2021 supplement and the November 3, 2021 supplement:
The following Sub-Account is only available in policies for which good order applications were received before September 30, 2021:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II
Effective April 25, 2022, the following Sub-Account will no longer be available to receive transfers or new purchase payments:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II
Effective April 26, 2022, the following Sub-Account will be available as an investment option under the policy:
•	Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II
From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for the purposes of transfer limitations that would otherwise be applicable.
On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II.
After the Liquidation Date, any and all references to the Fund are deleted.
PROS-0654
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